UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2016

TARKIO FUND

LETTER TO SHAREHOLDERS

MAY 31, 2016 (UNAUDITED)

Management’s Discussion of Fund Performance

The fiscal year end for the Tarkio Fund was May 31st, 2016, which represented the Fund’s fifth full year of operations. During that period, the total return for the Tarkio Fund was -4.41%. This compares with a total return of 1.72% for the S&P 500® Index.

The investment strategy of the Tarkio Fund is to identify attractive stocks based on management criteria that we believe has the potential to breed a culture in the organization that can, over time, give the company a competitive advantage.  The Adviser’s qualitative review of a company is substantially focused on culture, where we attempt to identify the following management principles:  Integrity, Passion and Purpose, Long-term Focus, Teamwork, Employee Empowerment, and Disciplined Capital Allocation.

We attempt to think in terms of multi-year periods when making investment decisions for the Fund.  As Ben Graham said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.”  That said, leading percentage gainers (total returns) owned for the entire year were: Oclaro +50%, YRC Worldwide +31.58%, and Campbell Soup +28.21%.  The positions that decreased the most in value that the Fund owned during the entire fiscal year were:  The Container Store -70.69%, Colfax Corp -46.23% and Ciena -27.61%.

On May 31st the Tarkio Fund was 99.78% invested in common stocks with the assets allocated among 29 companies. Portfolio turnover during the year was 12.19%.

Holdings above 5% of the Tarkio Fund portfolio were as follows: Level 3 Communications (9.07%), Whole Foods (8.52%), Cognex (8.26%), Rogers (6.52%), Cerner (5.24%), Colfax (5.10%) and Total System Services (5.03%).  Position sizes will change frequently based on target investment levels, redemption needs of fund shareholders, fluctuations in market price, and our view of investment opportunity. When cash moves into the Tarkio Fund our goal is to put the money to work in our best ideas, which will result in a change in position size of our portfolio companies.

An important component that will drive the performance of the Tarkio Fund over time is the expense incurred by shareholders. The average expense ratio for the Tarkio Fund during the year was 1.0%.

We appreciate your continued trust in us and thank you for your investment in the Tarkio Fund!

Best regards,

Russell T. Piazza

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2016 (UNAUDITED)

  FOR PERIOD JUNE 28, 2011* THROUGH MAY 31, 2016

	1 Year	3 Years	Since Inception	Ending Value
Tarkio Fund	-4.41%	10.53%	8.48%	$ 14,933
S&P 500 Index	1.72%	11.06%	12.66%	$ 17,985

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Tarkio Fund
S&P 500 Index
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
Jun-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16

* Date of commencement of investment operations.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
39.09%
Basic Materials
7.05%
Cash Equivalent
0.22%
Communication
Services
9.07%
Consumer Cyclical
6.84%
Consumer Defensive
12.26%
Financial Services
9.52%
Industrials
13.87%
Real Estate
2.08%

Sectors are categorized using Morningstar® classifications.

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2016

Shares		Value

COMMON STOCK - 99.63%

Arrangement of Transportation of Freight & Cargo - 2.36%
17,200	Expeditors International of Washington, Inc.	$ 835,060

Communications Equipment - 1.32%
18,400	Lumenthum Holdings, Inc. *	466,256

Drawing & Insulation of Nonferrous Wire - 2.80%
47,375	Corning, Inc.	989,664

Fire, Marine & Casualty Insurance - 1.70%
4,275	Berkshire Hathaway, Inc. Class B *	600,809

Food & Kindred Products - 0.73%
4,275	Campbell Soup Co.	258,937

Industrial Instruments for Measurement, Display & Control - 8.24%
67,700	Cognex Corp.	2,915,839

Industrial Trucks, Tractors, Trailers & Stackers - 1.89%
31,575	Terex Corp.	668,758

Land Subdividers & Developers (No cemeteries) - 2.08%
42,300	The St. Joe Co. *	735,174

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.12%
51,800	Evans & Sutherland Computer Corp. *	43,248

Motor Vehicle Parts & Accessories - 3.89%
82,900	Gentex Corp.	1,374,482

Office Furniture - 3.27%
36,525	Herman Miller, Inc.	1,156,382

Paints, Varnishes, Lacquers, Enamels & Allied Products - 3.51%
11,475	The Valspar Corp.	1,242,972

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 6.51%
34,650	Rogers Corp. *	2,303,185

Pumps & Pumping Equipment - 5.09%
66,500	Colfax Corp. *	1,801,485

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2016

Shares		Value

Retail-Grocery Stores - 8.51%
93,000	Whole Foods Market, Inc.	$ 3,008,550

Retail-Home Furniture, Furnishings & Equipment Stores - 0.77%
50,975	The Container Store Group, Inc. *	274,245

Retail-Variety Stores - 3.00%
7,125	Costco Wholesale Corp.	1,059,986

Security Brokers, Dealers & Flotation Companies - 2.79%
19,175	SEI Investments Co.	986,362

Semiconductors & Related Devices - 8.24%
99,300	Finisar Corp. *	1,670,226
248,075	Oclaro, Inc. *	1,242,856
		2,913,082
Services-Business Services, NEC - 5.02%
33,050	Total System Services, Inc.	1,774,785

Services-Computer Integrated Systems Design - 5.23%
33,250	Cerner Corp. *	1,849,033

Services-Prepackaged Software - 4.86%
60,125	National Instruments Corp.	1,717,771

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.52%
25,700	Nucor Corp.	1,246,707

Telephone & Telegraph Apparatus - 1.71%
23,600	Ciena Corp. *	412,056
14,625	Infinera Corp. *	191,734
		603,790
Telephone Communications (No Radiotelephone) - 9.06%
59,375	Level 3 Communications Inc. *	3,203,281

Textile Mill Products - 2.17%
45,175	Interface, Inc.	766,168

Trucking (No Local) - 1.24%
47,500	YRC Worldwide, Inc. *	437,475

TOTAL FOR COMMON STOCK (Cost $28,074,711) - 99.63%		35,233,486

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2016

Shares		Value

SHORT TERM INVESTMENTS - 0.21%
76,096	Fidelity Institutional Money Market Portfolio Investments Class 0.35% ** (Cost $76,096)	$ 76,096

TOTAL INVESTMENTS (Cost $28,150,807) - 99.84%		35,309,582

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.16%		55,878

NET ASSETS - 100.00%		$ 35,365,460

** Variable Rate Security, the coupon rate shown represents the 7-day yield at May 31, 2016.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2016

Assets:
Investments in Securities, at Value (Cost $28,150,807)	$ 35,309,582
Cash	51,256
Receivables:
Shareholder Subscriptions	32,099
Dividends and Interest	33,419
Total Assets	35,426,356
Liabilities:
Payables:
Securities Purchased	31,923
Accrued Adviser Fees	21,703
Accrued Service Fees	7,270
Total Liabilities	60,896
Net Assets	$ 35,365,460

Net Assets Consist of:
Paid In Capital	$ 28,254,606
Accumulated Undistributed Net Investment Loss	(7,323)
Accumulated Undistributed Net Realized Loss on Investments	(40,598)
Net Unrealized Appreciation in Value of Investments	7,158,775
Net Assets, for 2,456,673 Shares Outstanding (unlimited shares authorized)	$ 35,365,460

Net asset value, offering price, and redemption price per share	$ 14.40

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2016

Investment Income:
Dividends	$ 296,258
Interest	410
Total Investment Income	296,668

Expenses:
Advisory Fees (Note 4)	227,993
Service Fees (Note 4)	75,998
Total Expenses	303,991

Net Investment Loss	(7,323)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	18,875
Net Change in Unrealized Appreciation on Investments	(936,456)
Net Realized and Unrealized Loss on Investments	(917,581)

Net Decrease in Net Assets Resulting from Operations	$ (924,904)

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	5/31/2016	5/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (7,323)	$ (3,905)
Net Realized Gain on Investments	18,875	227,237
Net Change in Unrealized Appreciation (Depreciation) on Investments	(936,456)	2,952,059
Net Increase (Decrease) in Net Assets Resulting from Operations	(924,904)	3,175,391

Distributions to Shareholders:
Net Investment Income	-	(88)
Realized Gains	(108,707)	(569,456)
Total Dividends and Distributions Paid to Shareholders	(108,707)	(569,544)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	8,136,775	5,427,175
Net Asset Value of Shares Issued on Reinvestment of Dividends	108,707	569,544
Cost of Shares Redeemed	(1,238,008)	(978,510)
Net Increase in Net Assets from Shareholder Activity	7,007,474	5,018,209

Net Assets:
Net Increase in Net Assets	5,973,863	7,624,056
Beginning of Period	29,391,597	21,767,541
End of Period (Including Accumulated Undistributed	$35,365,460	$29,391,597
Net Investment Income (Loss) of $(7,323) and $0, respectively)

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended				Period Ended (a)
	5/31/2016	5/31/2015	5/31/2014	5/31/2013	5/31/2012

Net Asset Value, at Beginning of Period	$ 15.12	$ 13.67	$ 10.99	$ 8.86	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	- (b)	- (b)	- (b)	0.04	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.67)	1.77	2.74	2.15	(1.12)
Total from Investment Operations	(0.67)	1.77	2.74	2.19	(1.14)

Distributions:
Net Investment Income	-	- (b)	-	(0.04)	-
Realized Gains	(0.05)	(0.32)	(0.06)	(0.02)	-
Total from Distributions	(0.05)	(0.32)	(0.06)	(0.06)	-

Net Asset Value, at End of Period	$ 14.40	$ 15.12	$ 13.67	$ 10.99	$ 8.86

Total Return **	(4.41)%	13.04%	24.98%	24.82%	(11.40)%****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 35,365	$ 29,392	$ 21,768	$ 13,019	$ 6,078
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.00%	1.00%	1.03%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets ***	(0.02)%	(0.02)%	(0.03)%	0.30%	(0.25)%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.00%	1.00%	1.00%	1.11%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets ***	(0.02)%	(0.02)%	0.00% (b)	0.44%	(0.18)%
Portfolio Turnover	12.19%	12.03%	19.29%	11.09%	16.90%****

(a) The Fund commenced operations on June 28, 2011.

(b) Amount calculated is less than 0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

***Annualized for period less than one year.

****  Not Annualized

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2016

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and is organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended May 31, 2016. The Fund identifies its major tax jurisdiction as U.S. Federal Tax; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended May 31, 2016, the Fund did not incur any interest or penalties.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2016

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. Government Securities when valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  These securities will be categorized as Level 3 securities.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2016

method of valuation. These securities are categorized as Level 1 or Level 2, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2016:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 35,233,486	$ -	$ -	$ 35,233,486
Short-Term Investments	76,096	-	-	76,096
Total	$ 35,309,582	$ -	$ -	$ 35,309,582

* See the Schedule of Investments for categories by industry.

There were no transfers into or out of the levels during the year ended May 31, 2016. The Fund records transfers into and out of the levels as of the end of the reporting period.

The Fund did not hold any Level 3 assets during the year ended May 31, 2016. The Fund did not hold any derivative instruments at any time during the year ended May 31, 2016.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”) as amended on July 29, 2013.

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the year ended May 31, 2016, the Adviser earned $227,993 in Advisory fees.  At May 31, 2016, the Fund owed the Adviser $21,703.

The Fund entered into a Services Agreement with the Adviser.  Under the Services Agreement, the Adviser receives an additional fee of 0.25% of the average daily net assets of the Fund and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  For the year ended May 31, 2016, the Fund incurred $75,998 in service fees.  At May 31, 2016 the Fund owed $7,270 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2016

5.  CAPITAL SHARE TRANSACTIONS

At May 31, 2016, paid in capital amounted to $28,254,606 of the Fund. Transactions in capital stock were as follows:

	Year ended May 31, 2016		Year ended May 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	591,369	$ 8,136,775	379,188	$ 5,427,175
Shares issued in reinvestment of dividends	8,229	108,707	38,665	569,544
Shares redeemed	(86,882)	(1,238,008)	(66,595)	(978,510)
Net increase	512,716	$ 7,007,474	351,258	$ 5,018,209

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2016, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 10,485,791

Sales

Investment Securities                          $  3,709,369

7.  TAX INFORMATION

As of May 31, 2016, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 8,972,469
Gross (Depreciation)	(1,893,194)
Net Appreciation on Investments	$ 7,079,275

At May 31, 2016, the aggregate cost of securities for federal income tax purposes was $28,230,307.

As of the fiscal year ended May 31, 2016, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income

$          880

Undistributed Capital Gains

       38,902

Unrealized Appreciation

  7,079,275

Other Accumulated Losses

      (8,203)

$7,110,854

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales of $79,500.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2016

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund elected to defer late year ordinary losses in the amount of $8,203.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2016 and 2015 were as follows:

	2016	2015
Ordinary Income	$ 25,385	$ 7,907
Long-term Capital Gain	$ 83,322	$ 561,637

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of May 31, 2016, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 71% of the voting securities of the Fund. The Fund does not believe that any of the beneficial shareholders underlying the omnibus account hold greater than 25% of the voting securities of the Fund.

10.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tarkio Fund and   Board of Trustees of Clark Fork Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “Fund”), a series of Clark Fork Trust, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These  financial  statements  and  financial  highlights  are  the  responsibility  of  the  Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance   about  whether  the  financial  statements  and  financial  highlights  are  free  of   material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tarkio Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

July 28, 2016

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of the Tarkio Fund, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2015 through May 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2015	May 31, 2016	December 1, 2015 to May 31, 2016

Actual	$1,000.00	$1,054.95	$5.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2016 (UNAUDITED)

Interested Trustees and Officers

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Russell T. Piazza (2) (61)	Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (50)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm) 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (51)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm) from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (47)	Secretary	Indefinite Term; Since 2010	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A

(1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Advisor.

TARKIO FUND

TRUSTEES & OFFICERS (CONTINUED)

MAY 31, 2016 (UNAUDITED)

Independent Trustees

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Simona Stan (51)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (69)	Independent Trustee	Indefinite Term, Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974	1	None

(1) The address of each trustee is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2016 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Annual Investment Advisory Agreement Renewal

At a meeting held on April 27, 2016, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”).  In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2016 (UNAUDITED)

responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

Nature, Extent and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and longer-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data.  As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective selected by the Adviser as being similar, as well as funds categorized by Morningstar as peers (the “Peer Group”).  It was noted that the Fund’s category of Mid-Cap Growth may not be representative of the Fund’s holdings as the Fund is more akin to an all-cap category.  Performance data was for the 12-month period

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2016 (UNAUDITED)

ended December 31, 2015, as well as more recent performance as compared to the Peer Group through April 13, 2016.  The Trustees noted that, based on the more recent data, for the year-to-date and three-year periods the Fund significantly outperformed the Peer Group average returns and for the one-year period it performed comparably to the Peer Group.  The Trustees noted that for the period ended December 31, 2015, the Fund performed relatively comparably to the selected peers, but that it significantly underperformed the benchmark index.  The Trustees noted that the Adviser manages separate equity accounts with the same investment objective as the Fund and that the majority of the separate equity accounts were generally consistent with the Fund’s performance for the calendar year 2015.  It was noted that performance differences between the separate accounts and the Fund are attributed to differences in cash flows of the Fund verses those of the separate accounts.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees noted that the Adviser was profitable for its most recent fiscal year in regards to its services to the Fund.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds.  The Trustees reviewed the fees under the Agreement as compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of the Fund was lower than its Peer Group category average of 1.28%.  Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2016 (UNAUDITED)

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid.  The Trustees did not identify any other potential benefits (other than the management fee) that would inure to the Adviser. The Trustees noted that the Adviser recently acquired another investment adviser and noted additional compliance program enhancements that were added to address any potential conflicts of interest. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement.  The officers of the Trust (other than Counsel who serves as Secretary to the Trust) and the one interested Trustee were excused during this discussion.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to renew the Agreement for an additional one-year period.

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INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the  registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2016

$ 13,000

FY 2015

$ 13,000

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

(c)

Tax Fees

Registrant

FY 2016

$ 2,500

FY 2015

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2016                  $2,500                         $0

FY 2015                  $2,500                        NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)

Certifications by the registrant's principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: August 4, 2016

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: August 4, 2016